UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2010

Commission File Number	Registrant and State of Incorporation	I.R.S. Employer Identification Number
001-33527	BWAY Holding Company	55-0800054
(Delaware)
001-12415	BWAY Corporation	36-3624491
(Delaware)

8607 Roberts Drive, Suite 250

Atlanta, Georgia

(Address of principal executive offices)

30350-2237

(Zip Code)

(770) 645-4800

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 24, 2010, Picasso Merger Sub, Inc. (the “Purchaser”), a Delaware corporation organized by Madison Dearborn Partners, LLC that is expected to be merged with and into BWAY Holding Company (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of March 28, 2010, by and among Picasso Parent Company, Inc., a Delaware corporation and the parent company of the Purchaser, the Purchaser and the Company, as it may be amended from time to time, issued a press release announcing that it has received tenders and consents from holders of 100%, or $228,538,000 in principal amount, of the $228,538,000 outstanding aggregate principal amount of the 10% Senior Subordinated Notes due 2014 (the “Notes”) of BWAY Corporation (“BWAY”) as of 5:00 p.m., New York City time, on May 24, 2010, in connection with its previously announced tender offer (the “Tender Offer”) and consent solicitation (the “Consent Solicitation”) regarding the Notes.

The Tender Offer and the Consent Solicitation are being made upon the terms and subject to conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated as of May 11, 2010.

A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This filing contains statements (including information included or incorporated by reference herein) that may constitute “forward-looking statements,” including statements as to the Company’s expectations, beliefs and strategies regarding the future. You should not place undue reliance on these statements. These statements reflect management’s expectations, estimates, and assumptions based on information available at the time of the statement. Forward-looking statements include, but are not limited to, statements regarding the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors, including those set forth below, which may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements. Important factors that could cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by those statements include, but are not limited to: (i) competitive risk from other container manufacturers or self-manufacture by customers; (ii) termination of the Company’s customer contracts; (iii) loss or reduction of business from key customers; (iv) dependence on key personnel; (v) changes in steel, resin or other raw material and energy costs or availability; (vi) product liability or product recall costs; (vii) lead pigment and lead paint litigation; (viii) increased consolidation in the Company’s end markets; (ix) consolidation of key suppliers; (x) decreased sales volume in the Company’s end markets; (xi) increased use of alternative packaging; (xii) product substitution; (xiii) labor unrest; (xiv) environmental, health and safety costs; (xv) management’s inability to evaluate and selectively pursue acquisitions; (xvi) fluctuation of the Company’s quarterly earnings; (xvii) current economic conditions: (xviii) the availability and cost of financing; (xix) an increase in interest rates; (xx) restrictions in the Company’s debt agreements; (xxi) fluctuations in the Canadian dollar and (xxii) the risk factors discussed from time to time by the Company in reports filed with the Securities and Exchange Commission (the “SEC”). Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company’s Annual Report on Form 10-K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to correct or update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

99.1	Press release dated May 24, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BWAY Holding Company
Date: May 25, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer

BWAY Corporation
Date: May 25, 2010	By:	/s/ Michael B. Clauer
Michael B. Clauer Executive Vice President and Chief Financial Officer